SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report: April 16, 1999
(Date of earliest event reported)


               Nomura Asset Securities Corporation
          Commercial Mortgage Pass-Through Certificates
                        Series 1998-D6
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          (Exact Name of registrant as specified in its charter)

Delaware                   33-48-48-1-06                  13-3672336
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(State or Other Juris-      (Commission                 (I.R.S. Employer
diction of Incorporation)    File Number)                Identification Number)


Two World Financial Center, Building B, New York, New York   10281
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(Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code:     212-667-9300
                                                  ------------------------


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               This Document contains exactly 234 Pages.
                The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the April 16, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

       (c)     Exhibits


                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.       Description



   5.1             99                Monthly distribution report pursuant to
                                     Section 4.02 of the Pooling and
                                     Servicing Agreement for the
                                     distribution on April 16, 1999

   5.2             99                Comparative Financial Status
                                     Report as of  04/12/99

                                     Delinquent Loan Status Report as of
                                     04/12/99

                                     REO Status Report as of 04/12/99

                                     Watch List as of 04/12/99

                                     Historical Loan Modification Report
                                     as of 04/12/99

                                     Historical Loss Estimate Report as of
                                     04/12/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         AMRESCO SERVICES, L.P., IN
                                         ITS CAPACITY AS SERVICER
                                         UNDER THE POOLING AND
                                         SERVICING AGREEMENT ON
                                         BEHALF OF  ASSET
                                         SECURITIZATION
                                         CORPORATION, REGISTRANT




                                         By: _________________
                                              Daniel B. Kirby,
                                              Senior Vice President


                                         By:  _________________
                                               Sean D. Reilly
                                               Vice President


Date: April 22, 1999

                               EXHIBIT INDEX


                         Item 601(a) of
                         Regulation S-K
          Exhibit No.    Exhibit No.     Description



          5.1            99              Monthly distribution report pursuant
                                         to Section 4.02 of the Pooling and
                                         Servicing Agreement for the
                                         distribution on April 16, 1999

          5.2            99              Comparative Financial Status
                                         Report as of 04/12/99

                                         Delinquent Loan Status Report as of
                                         04/12/99

                                         REO Status Report as of 04/12/99

                                         Watch List as of 04/12/99

                                         Historical Loan Modification Report
                                         as of 04/12/99

                                         Historical Loss Estimate Report as
                                         of 04/12/99